File No. 333-00927

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO

                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

                 THE FIRST TRUST GNMA SERIES 71
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


      NIKE SECURITIES L.P.         CHAPMAN AND CUTLER
      Attn:  James A. Bowen        Attn:  Eric F. Fess
      1001 Warrenville Road        111 West Monroe Street
      Lisle, Illinois  60532       Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  April 28, 2000
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71
                               4,926,337 UNITS


PROSPECTUS
Part One
Dated April 26, 2000

Note:Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust GNMA Reinvestment Income Trust, Series 71 (the "Trust") is a fixed portfolio of taxable mortgage-backed securities of the fully modified pass-through type (the "Securities") which involve large pools of mortgages and are fully guaranteed as to principal and interest by the Government National Mortgage Association ("GNMA"). All of the Securities in the Trust consist of pools of mortgages on 1- to 4-family dwellings with terms of up to 30 years. At March 16, 2000, each Unit represented a 1/4,926,337 undivided interest in the principal and net income of the Trust (see "The Fund" in Part
Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price per Unit

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.5% of the Public Offering Price (4.712% of the amount invested). At March 16, 2000, the Public Offering Price per Unit was $10.1834 plus net interest accrued to date of settlement (three business days after such date) of $.0459 (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders was 8.11% per annum on March 16, 2000. Estimated Long-Term Return to Unit holders was 6.84% per annum on March 16, 2000. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. Estimated Long-Term Return is calculated using a formula which (1) determines, and factors in, the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated average life of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated average lives of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, exchange or sale of the underlying Securities and with changes in the average life assumptions of the GNMA pools. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 2000
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                     Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Securities in the Trust                        $46,180,647
Number of Units                                                      4,926,337
Fractional Undivided Interest in the Trust per Unit                1/4,926,337
Public Offering Price:
  Aggregate Value of Securities in the Portfolio                   $48,336,299
  Aggregate Value of Securities per Unit                               $9.8118
  Principal Cash, Estimated Principal Paydowns and
    Expected Distribution, Net, per Unit                              $(.0907)
  Sales Charge 4.712% (4.5% of Public Offering Price,
    excluding Principal Cash, Estimated Principal Paydowns
    and Expected Distribution, Net, per Unit)                           $.4623
  Public Offering Price per Unit                                      $10.1834*
Redemption Price and Sponsor's Repurchase Price per
  Unit ($.4623 less than the Public Offering
  Price per Unit)                                                      $9.7211*
Liquidation Amount of the Trust                                     $2,000,000

Date Trust Established                                       February 21, 1996
Mandatory Termination Date                                   December 31, 2045

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price per Unit" herein and "Redemption of Units" and "Purchase of Units by the Sponsor" in Part Two).

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 2000
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                     Trustee:  The Chase Manhattan Bank


SPECIAL INFORMATION

Calculation of Estimated Net Annual Interest
    Income per Unit:
  Estimated Annual Interest Income                                     $.8437
  Less:  Estimated Annual Expense                                       .0181
                                                                       ______
  Estimated Net Annual Interest Income                                 $.8256
                                                                       ======
Estimated Daily Rate of Net Interest
  Accrual per Unit                                                     $.0023
                                                                       ======
Estimated Current Return Based on Public Offering Price                  8.11%
                                                                       ======
Estimated Long-Term Return Based on Public Offering Price                6.84%
                                                                       ======

Trustee's Annual Fee: $.0092 per annum per Unit outstanding, exclusive of expenses of the Trust.
Evaluator's Annual Fee: $.0030 per Unit outstanding plus $.25 per evaluation for each issue of underlying securities in excess of 50 issues.
Evaluations are made at 4:00 p.m. Eastern time.
Supervisory Fee: Maximum of $.0015 per Unit outstanding annually. Bookkeeping and administrative expenses payable to the Sponsor: Maximum of $.0010 per Unit outstanding annually.
Annual amortization of organization and offering costs, $8,207 annually. Distributions will generally be made on, or shortly after, the last day of each month to Unit holders of record on the first day of the month.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
GNMA Reinvestment Income Trust, Series 71

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust GNMA Reinvestment Income Trust, Series 71 as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust GNMA Reinvestment Income Trust, Series 71 at December 31, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.



                                                             ERNST & YOUNG LLP

Chicago, Illinois
April 7, 2000

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1999


                                    ASSETS

Securities, at market value (cost $50,914,213) (Note 1)          $49,915,874
Receivable from investment transactions                            1,040,887
Accrued interest                                                     363,071
Unamortized deferred organization and offering costs                   9,348
                                                                 ___________
                                                                  51,329,180

                          LIABILITIES AND NET ASSETS

Cash overdraft                                                        59,631
Unit redemptions payable                                              51,958
Payable to Sponsor                                                   469,607
Accrued liabilities                                                    7,976
                                                                 ___________
                                                                     589,172
                                                                 ___________

Net assets, applicable to 5,200,880 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                     $50,914,213
  Unrealized depreciation                             (998,339)
  Distributable funds                                   824,134
                                                    ___________

                                                                 $50,740,008
                                                                 ===========

Net asset value per unit                                             $9.7560
                                                                 ===========


               See accompanying notes to financial statements.

       THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                               PORTFOLIO

                           December 31, 1999



The portfolio consists of the following Government National Mortgage Association modified pass-through mortgage-backed securities.

       Principal         Coupon      Range of stated           Market
         amount           rate        maturities (a)           value


      $47,368,529         9.0%      2/15/16 to 11/15/19     $49,915,874
      ===========                                           ===========

Note to portfolio:

(a) The principal amount of securities listed by coupon rate and range of stated maturities represents an aggregate of individual securities having varying stated maturities within such range. Securities are grouped by coupon rate with a range of stated maturities because current market conditions accord no difference in price among the securities grouped together. The market value of the securities could be affected by a change in their assumed average maturity or by the actual maturities of the individual securities.

               See accompanying notes to financial statements.

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                           STATEMENTS OF OPERATIONS


                                             Year ended December 31,

                                           1999        1998           1997

Interest income                        $3,330,109     3,686,972     3,680,249

Expenses:
  Trustee's fees and related expenses    (59,786)      (67,584)      (53,076)
  Evaluator's fees                       (36,870)      (37,536)      (23,037)
  Supervisory fees                        (9,308)       (9,502)       (6,877)
  Administrative fees                     (6,205)       (6,335)       (4,047)
  Amortization of organization and
    offering costs                        (8,207)       (8,207)       (6,931)
                                       ______________________________________
    Investment income - net             3,209,733     3,557,808     3,586,281

Net gain (loss) on investments:
  Net realized gain (loss)               (19,961)      (15,602)             -
  Change in unrealized appreciation/
    depreciation                        (860,359)   (1,079,748)       692,561
                                       ______________________________________
                                        (880,320)   (1,095,350)       692,561
                                       ______________________________________
Net increase in net assets resulting
  from operations                      $2,329,413     2,462,458     4,278,842
                                       ======================================

               See accompanying notes to financial statements.

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                     STATEMENTS OF CHANGES IN NET ASSETS



                                              Year ended December 31,

                                           1999         1998          1997

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net              $3,209,733     3,557,808     3,586,281
  Net realized gain (loss) on
    investments                          (19,961)      (15,602)             -
  Change in unrealized appreciation/
    depreciation on investments         (860,359)   (1,079,748)       692,561
                                      _______________________________________
                                        2,329,413     2,462,458     4,278,842
Units issued (694,915 and 2,663,982
    in 1998 and 1997, respectively):
  Securities purchased                          -     7,378,506    28,354,753

Distributions to unit holders:
  Investment income - net             (4,699,190)   (5,580,601)   (4,199,494)
  Principal                                     -             -             -
                                      _______________________________________
                                      (4,699,190)   (5,580,601)   (4,199,494)

Unit redemptions (1,004,336 and
    824,593 in 1999 and 1998,
    respectively):
  Principal portion                  (10,067,360)   (8,574,558)             -
  Net interest accrued                   (44,115)      (32,850)             -
                                      _______________________________________
                                     (10,111,475)   (8,607,408)             -
                                      _______________________________________

Total increase (decrease) in net
  assets                             (12,481,252)   (4,347,045)    28,434,101

Net assets:
  At the beginning of the year         63,221,260    67,568,305    39,134,204
                                      _______________________________________
  At the end of the year (including
    distributable funds applicable
    to Trust units of $824,134,
    $1,700,951 and $1,195,134 at
    December 31, 1999, 1998 and
    1997, respectively)               $50,740,008    63,221,260    67,568,305
                                      =======================================
Trust units outstanding at the
  end of the year                       5,200,880     6,205,216     6,334,894


               See accompanying notes to financial statements.

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Securities are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The values of the securities are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Security cost -

The cost of the portfolio to the Trust is based on the offering prices of the securities on the Initial Date of Deposit, February 21, 1996, and each subsequent Date of Deposit for additions to the Trust. The premium or discount is recognized as interest income on a pro rata basis as principal paydowns are received. Realized gain (loss) from security transactions is reported on an identified cost basis. Sales and redemptions of securities are recorded on the trade date.

Federal income taxes -

The Trust, which is an association taxable as a corporation under the Internal Revenue Code, intends to qualify for and elect tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986. By qualifying for and electing such treatment, the Fund will not be subject to Federal income tax on net investment income or net capital gains distributed to its unit holders. As the Trust distributes its entire net capital gains, if any, and net investment income each year, no Federal income tax provision is required.

Expenses of the Trust -

The Trustee is The Chase Manhattan Bank. The Trustee's fees are $.0092 per unit outstanding, exclusive of expenses of the Trust. An annual fee of $.0030 per unit outstanding plus $.25 per evaluation for each issue of underlying securities in excess of 50 issues is payable to the Evaluator. Additionally, the Trust pays all related expenses of the Trustee, recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

Organization and offering costs -

The Trust has paid a portion of its organization and offering costs, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs, totaling $38,663, have been deferred and are being amortized over a period not exceeding five years from the Initial Date of Deposit.

Reinvestment of Principal by the Trust -

In an effort to minimize the effect of principal payments and prepayments during the period when such reinvestment is practical, in the opinion of the Sponsor (the "Reinvestment Period"), the Sponsor will direct the Trustee to reinvest all distributions of principal into additional Ginnie Maes which are similar as to maturity and interest rates as the Securities upon which the principal was received. During the years ended December 31, 1999, 1998 and 1997 such reinvestment of principal into additional Ginnie Maes amounted to $10,929,549, $17,213,574 and $8,378,641, respectively. The Sponsor currently expects the Reinvestment Period to last 8-10 years from the Initial Date of Deposit. There may be times in which such reinvestment will not be feasible because the additional Ginnie Maes are not available or for other reasons described herein. Semi-annually, amounts in the Principal Account which cannot be reinvested during the Reinvestment Period will be distributed to Unit holders unless the amount available for distribution is less than $1.00 per 100 Units.

Distributions to unit holders -

Distributions of investment income - net and principal to unit holders are presented on a cash basis as reported by the Trustee. Accordingly, no adjustments are made to reflect the amortization of premium or discount as discussed above under "Security cost." Principal distributions represent a tax return of capital to unit holders.

2.  Other information

Cost to investors -

The cost of the Trust to initial investors was based on the aggregate offering price of the securities on the date of an investor's purchase, plus a sales charge of 4.25% of the public offering price which is equivalent to approximately 4.439% of the net amount invested.

Selected data per unit of the Trust
  outstanding throughout the year -


                                              Year ended December 31,

                                           1999         1998          1997

Interest income                           $.5823         .5535        .7424
Expenses                                  (.0210)       (.0194)      (.0190)
                                        ___________________________________
  Investment income - net                  .5613         .5341        .7234

Distributions to unit holders:
  Investment income - net                 (.8096)       (.8406)      (.8606)
  Principal                                    -             -            -
Net gain (loss) on investments            (.1841)       (.1712)       .1427
                                        ___________________________________
  Total increase (decrease) in net
    assets                                (.4324)       (.4777)       .0055

Net assets:
  Beginning of the year                  10.1884       10.6661      10.6606
                                        ___________________________________
  End of the year                        $9.7560       10.1884      10.6661
                                        ===================================

Accrued interest to the Initial Date of Deposit and each subsequent Date of Deposit, totaling $493,466, plus net interest accruing to the first settlement date, February 26, 1996, and each settlement date for subsequent additions to the Trust, totaling $74,383, was or will be distributed to the Sponsor as the unit holder of record. The Payable to Sponsor, as reported in the accompanying Statement of Assets and Liabilities, represents a portion of such amounts which have not yet been remitted to the Sponsor. The Sponsor has agreed to this treatment in order to provide equal distributions to all unit holders. The Sponsor will receive payments upon the termination of the Trust.

          THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________


                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                  The First Trust(registered trademark)

                  GNMA Reinvestment Income Trust "GRIT"

PROSPECTUS
Part Two                          NOTE: THIS PART TWO PROSPECTUS MAY
Dated April 28, 2000                      ONLY BE USED WITH PART ONE

The Trusts consist of the underlying separate unit investment trusts set forth in Part One of this Prospectus (the "Trusts"). Each Trust consists of a portfolio of taxable mortgage-backed securities of the fully modified pass-through type, the payments of principal and interest on which are fully guaranteed by the Government National Mortgage Association ("GNMA"), including so-called "Ginnie Mae IIs" (the "Securities" or "Ginnie Maes"). All of the Securities in the Trust consist of pools of mortgages on 1- to 4-family dwellings with terms of up to 30 years.

The Objective of each Trust is monthly distributions of interest through an investment in a portfolio of Ginnie Maes. With the deposit of the Securities in the Trusts on each Trust's Initial Date of Deposit, the Sponsor established a percentage relationship between the principal amount of Ginnie Maes of specified interest rates and ranges of maturities in the Portfolio for each Trust.

The guaranteed payment of principal and interest afforded by Ginnie Maes may make an investment in the Trusts particularly well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. In addition, the ability to buy single Units (minimum purchase $1,000, $250 for tax-deferred retirement plans such as IRA accounts) enables such investors to tailor the dollar amount of their purchases of Units to take the maximum possible advantage of the annual deductions available for contributions to such plans. Investors should consult with their tax advisers before investing. See "Why are Investments in the Trusts Suitable for Retirement Plans?"

Reinvestment of Principal by the Trusts. In an effort to minimize the effect of principal payments and prepayments during the period when, in the Sponsor's opinion, such reinvestment is practical (the "Reinvestment Period"), the Sponsor will direct the Trustee to reinvest all distributions of principal into additional Ginnie Maes which are similar as to maturity and interest rates as the Securities upon which the principal was received. The Sponsor currently expects the Reinvestment Period to last 8-10 years from the Trust's Initial Date of Deposit for Series 71, 10-12 years from the Trust's Initial Date of Deposit for Series 68, and 9-11 years from the Trust's Initial Date of Deposit for Series 72, 73, 74 and 75. There may be times in which such reinvestment will not be feasible because additional Ginnie Maes are not available or for other reasons described herein. Semi-annually, amounts in the Principal Account which cannot be reinvested during the Reinvestment Period will be distributed to Unit holders unless the amount available for distribution is less than $1.00 per 100 Units.

UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

For Information on Estimated Current Return and Estimated Long-Term Return, see "Special Information" in Part One of this Prospectus.
Estimated cash flows for the Trusts are available upon request at no charge from the Sponsor.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Public Offering Price per Unit is equal to the aggregate bid price of the Securities in a Trust divided by the number of Units outstanding, plus a sales charge of 4.50% (which is equivalent to 4.712% of the net amount invested). For Series 74 and 75, the sales charge is 4.25% (which is equivalent to 4.301% and 4.305% of the net amount invested, exclusive of the deferred sales charge for Series 74 and 75, respectively). See "Public Offering-How is the Public Offering Price Determined?", particularly for the method of evaluation.

Monthly Distributions of interest received by the Trusts will be paid in cash unless the Unit holder elects to have them automatically reinvested as described herein. See "How Can Distributions to Unit Holders be Reinvested?" Monthly distributions will be made on the last day of each month to all Unit holders of record on the first day of such month. During the Reinvestment Period, it is each Trust's objective that distributions will consist entirely of interest. Amounts of principal which the Trustee is unable to reinvest during the Reinvestment Period will be distributed on June 30 and December 31 to all Unit holders of record on June 1 and December 1, respectively. After completion of the Reinvestment Period, amounts of principal will be distributed in the same manner as monthly distributions of interest income.

The Sponsor, although not obligated to do so, intends to maintain a market for the Units of the Trusts at prices based upon the aggregate bid price of the Securities in each Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Securities (see "Rights of Unit Holders-How May Units be Redeemed?").

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the volatility of interest rates and the early return of principal if reinvestment is not practical. See "What is the First Trust GNMA Reinvestment Income Trust?-Risk Factors."

             THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST

What is the First Trust GNMA Reinvestment Income Trust?

The First Trust GNMA Reinvestment Income Trust consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus (the "Trusts"). Each Trust was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated each Trust's Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor. On the Initial Date of Deposit for each Trust, the Sponsor deposited with the Trustee delivery statements relating to contracts for the purchase of taxable mortgage-backed securities of the fully modified pass-through type, and an irrevocable letter of credit issued by a financial institution in the amount required for such purchases (the "Securities" or "Ginnie Maes") including so-called Ginnie Mae IIs. The Trustee thereafter credited to the account of the Sponsor documents evidencing the entire ownership of each Trust. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder (which may include the Sponsor) or until the termination of a Trust pursuant to the Indenture.

The objective of each Trust is monthly distribution of interest through an investment in a portfolio of Securities (the "Portfolio") consisting of Ginnie Maes guaranteed by the Government National Mortgage Association ("GNMA"). Although the Ginnie Maes are backed by the full faith and credit of the United States, the Units of the Trusts, as such, are not backed by such full faith and credit. The Trusts may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities offering the safety of capital provided by securities backed by the full faith and credit of the United States, but who do not wish to invest the minimum $25,000 which is required for a direct investment in GNMA guaranteed securities.

Reinvestment. During the period when, in the opinion of the Sponsor, such reinvestment is practical (the "Reinvestment Period"), the Sponsor will direct the Trustee to reinvest all payments and prepayments of principal from the underlying Ginnie Maes into additional Ginnie Mae securities which have similar maturities and interest rates as the Securities upon which the principal was received. The Sponsor currently expects the Reinvestment Period to last 8-10 years from the Trust's Initial Date of Deposit for Series 71, 10-12 years from the Trust's Initial Date of Deposit for Series 68 and 9-11 years from the Trusts' Initial Date of Deposit for Series 72, 73, 74 and 75. Reinvestment of principal into additional Ginnie Maes during periods when interest rates are different from those prevailing at a Trust's Initial Date of Deposit will have the effect of increasing or decreasing monthly distributions of interest income from such Trust. Reinvestment of principal into the Ginnie Maes eligible for inclusion in the Trusts will also have the effect of increasing the par value of the Units for reinvestment during periods of increasing interest rates from those prevailing at the Initial Date of Deposit and during periods of declining interest rates the par value of the Units will decrease. There may be times when the Principal Account of a Trust contains cash which cannot be reinvested because additional Ginnie Maes are not available or the amount of cash in the Principal Account is insufficient to buy additional Ginnie Maes without the Trust incurring disproportionate expenses. During these periods the amounts in the Principal Account will remain uninvested, thus reducing the return to Unit holders. Amounts, if any, which cannot be reinvested during the Reinvestment Period into additional Ginnie Maes will be distributed to Unit holders semiannually unless the amount available for distribution is less than $1.00 per 100 Units. In such a circumstance, Unit holders should be aware that at the time of the receipt of such principal they may not be able to reinvest such amounts in other securities at a yield equal to or in excess of the yield which such principal would have earned to Unit holders had the principal been reinvested in additional Ginnie Maes. In addition, principal will not be reinvested and will be distributed to Unit holders if required to maintain the status of a Trust as a "regulated investment company." See "What is the Tax Status of Unit Holders?" The costs of acquiring the additional Ginnie Maes will be borne by the Trusts and hence, the Unit holders. Although it is currently anticipated that the Trustee will purchase Ginnie Maes directly from market makers, the Trustee may retain the Sponsor to purchase the additional Ginnie Maes and pay them usual and customary brokerage commissions. There will be no attempt to time or delay the purchase of additional Ginnie Maes for reinvestment to take advantage of market movements.

In selecting Ginnie Maes for deposit in the Trusts, the following factors, among others, were considered by the Sponsor: (i) the types of such securities available; (ii) the prices and yields of such securities relative to other comparable securities, including the extent to which such securities are trading at a premium or at a discount from par; and
(iii) the maturities of such securities. See "Portfolio" in Part One of this Prospectus for information with respect to the Securities initially selected for deposit in the Trusts. The Ginnie Maes included in the Trusts are backed by the indebtedness secured by the mortgages contained in the underlying mortgage pools.

Risk Factors. An investment in Units of each Trust should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of the Portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Securities will fluctuate inversely with changes in interest rates. In addition, the potential for appreciation of the underlying Securities, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments in respect of the underlying mortgages. For example, the high inflation during certain periods, together with the fiscal measures adopted to attempt to deal with it, has resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future or whether the reinvestment of principal will mitigate the impact of these fluctuations.

The Portfolio of each Trust consists of Ginnie Maes (or contracts to purchase Ginnie Maes) fully guaranteed as to payments of principal and interest by GNMA. Each group of Ginnie Maes described herein as having a specified range of maturities includes individual mortgage-backed securities which have varying ranges of maturities within each range set forth in the Portfolio. Current market conditions accord little or no difference in price among individual Ginnie Mae securities with the same coupon within certain ranges of stated maturity dates on the basis of the difference in the maturity dates of each Ginnie Mae. A purchase of Ginnie Maes with the same coupon rate and maturity date within such range will be considered an acquisition of the same security for both additional deposits and for the reinvestment of principal. In the future, however, the difference in maturity ranges could affect the market value of the individual Ginnie Maes. At such time, any additional purchases by the Trusts will take into account the maturities of the individual securities. The mortgages underlying the Ginnie Maes in the Trusts have an original stated maturity of up to 30 years.

The reinvestment of principal by the Trustee in additional Ginnie Maes may result in Securities being acquired at a market discount or market premium.

The Portfolio of each Trust may contain Securities which were acquired at a market discount. Such Securities trade at less than par value because the interest coupons thereon are lower than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of Ginnie Maes purchased at a market discount will increase in value faster than Ginnie Maes purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of Ginnie Maes purchased at a market discount will decrease faster than Ginnie Maes purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding, discount Ginnie Maes will be reduced. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

The Portfolio of each Trust may contain Securities which were acquired at a market premium. Such Securities trade at more than par value because the interest coupons thereon are higher than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities decrease, the market premium of previously issued securities will be increased, and if such interest rates for newly issued comparable securities increase, the market premium of previously issued securities will be reduced, other things being equal. The current returns of securities trading at a market premium are initially higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium security at par or early prepayments of principal will result in a reduction in yield. Prepayments of principal on securities purchased at a market premium are more likely than prepayments on securities purchased at par or at a market discount and the level of prepayments will generally increase if interest rates decline. Market premium attributable to interest changes does not indicate market confidence in the issue.

During the Reinvestment Period, the Sponsor will direct the Trustee to reinvest principal payments and prepayments into additional securities. Precise duplication of the Ginnie Maes to be purchased with reinvested principal may not be possible because fractions of Ginnie Maes may not be purchased and substantially similar securities may not be available, but duplication will be the goal of the Sponsor with respect to the purchase of additional securities. Principal amounts which cannot be reinvested will be distributed to Unit holders semiannually unless the amount available for distribution is less than $1.00 per 100 Units. After the Reinvestment Period, principal will not be reinvested and will be distributed monthly to Unit holders. See "Rights of Unit Holders-How are Interest and Principal Distributed?"

THE MORTGAGES UNDERLYING A GINNIE MAE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY. A LOWER OR HIGHER CURRENT RETURN ON UNITS MAY OCCUR DEPENDING ON (I) WHETHER THE PRICE AT WHICH THE RESPECTIVE GINNIE MAES WERE ACQUIRED BY A TRUST IS LOWER OR HIGHER THAN PAR, (II) WHETHER PRINCIPAL IS REINVESTED OR DISTRIBUTED TO UNIT HOLDERS AND (III) IF REINVESTMENT OCCURS, WHETHER THE GINNIE MAES PURCHASED BY THE TRUSTEE WITH REINVESTED PRINCIPAL ARE PURCHASED AT A PREMIUM OR DISCOUNT FROM PAR. DURING PERIODS OF DECLINING INTEREST RATES, PREPAYMENTS OF GINNIE MAES MAY OCCUR WITH INCREASING FREQUENCY BECAUSE, AMONG OTHER REASONS, MORTGAGORS MAY BE ABLE TO REFINANCE THEIR OUTSTANDING MORTGAGES AT LOWER INTEREST RATES. IN SUCH A CASE, (I) THE REINVESTMENT OF PRINCIPAL MAY BE AT PRICES WHICH RESULT IN A LOWER RETURN ON UNITS OR (II) PRINCIPAL WILL BE DISTRIBUTED TO UNIT HOLDERS WHO CANNOT REINVEST SUCH PRINCIPAL DISTRIBUTIONS IN OTHER SECURITIES AT AN ATTRACTIVE YIELD.

Each Unit represents the fractional undivided interest in a Trust set forth in the "Summary of Essential Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Indenture.

Description of Securities. The Ginnie Maes included in the Trusts are backed by the indebtedness secured by underlying mortgage pools of up to 30 year mortgages on 1- to 4-family dwellings. The pool of mortgages which is to underlie a particular new issue of Ginnie Maes is assembled by the proposed issuer of such Ginnie Maes. The issuer is typically a mortgage banking firm, and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement.

The mortgages which are to comprise a new Ginnie Mae pool may have been originated by the issuer itself in its capacity as a mortgage lender or may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA") (which in certain instances acts as a direct lender and thus originates its own mortgages) or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured"), or Title V of the Housing Act of 1949 ("FMHA Insured") or guaranteed under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of
Title 38, U.S.C. ("VA-guaranteed"). Such mortgages will have a date for the first scheduled monthly payment of principal that is not more than one year prior to the date on which GNMA issues its guaranty commitment as described below, will have comparable interest rates and maturity dates, and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes contained in the Trusts are mortgages on 1-
 to 4-family dwellings (having a stated maturity of up to 30 years for Securities in the Trusts. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments) designed to repay the principal of the mortgage over such period, together with interest at the fixed rate on the unpaid balance.

To obtain GNMA approval of a new pool of mortgages, the issuer will file with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to GNMA's satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer. If the application is in order, GNMA will issue its commitment and will assign a GNMA pool number to the pool. Upon completion of the required documentation (including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between GNMA and the issuer), the issuance of the Ginnie Maes is permitted. When the Ginnie Maes are issued, GNMA will endorse its guarantee thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at 1/2 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guaranty fee.

Ginnie Mae IIs consist of jumbo pools of mortgages from more than one issuer. By allowing pools to consist of multiple issuers, it allows for larger and more geographically diverse pools. Unlike Ginnie Mae Is, which have a minimum pool size of $1 million, Ginnie Mae IIs have a minimum pool size of $7 million. In addition, the interest rates on the mortgages within the Ginnie Mae II pools will vary unlike the mortgages within pools in Ginnie Mae Is which all have the same rate. The rates on the mortgages will vary from 50 basis points to 150 basis points above the coupon rate on the GNMA bond. This 50-150 basis point spread is allowed for servicing and custodial fees as well as the GNMA's guaranty fee. The major advantage of Ginnie Mae IIs lies in the fact that a central paying agent sends one check to the holder on the required payment date. This greatly simplifies the current procedure of collecting distributions from each issuer of a Ginnie Mae, since such distributions are often received late.

All of the Ginnie Maes in the Trusts, including the Ginnie Mae IIs, are of the "fully modified pass-through" type, i.e., they provide for timely monthly payments to the registered holders thereof (including the Trusts) of their pro rata share of the scheduled principal payments on the underlying mortgages, whether or not collected by the issuers, including, on a pro rata basis, any prepayments of principal of such mortgages received and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

The Ginnie Maes in the Trusts are guaranteed as to timely payment of principal and interest by GNMA. Funds received by the issuers on account of the mortgages backing the Ginnie Maes in the Trusts are intended to be sufficient to make the required payments of principal of and interest on such Ginnie Maes but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

GNMA is authorized by Section 306(g) of Title III of the National
Housing Act to guarantee the timely payment of and interest on securities which are based on or backed by a trust or pool composed of mortgages insured by FHA, the Farmers' Home Administration ("FMHA") or guaranteed by the VA. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit."(1) GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of nor evidence any recourse against such issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes (such as the Trusts) have no security interest in or lien on the underlying mortgages.

___________________
(1) Any statement in this Prospectus that a particular security is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

The GNMA guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the Trusts and not to the Units offered hereby.

Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Trusts in respect of the mortgages underlying the Ginnie Maes in the Trusts. All of the mortgages in the pools relating to the Ginnie Maes in the Portfolios of the Trusts are subject to prepayment without any significant premium or penalty at the option of the mortgagors. While the mortgages on 1- to 4-family dwellings underlying the Ginnie Maes have a stated maturity of up to 30 years for the Trusts, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

In the mid 1970's published yield tables for Ginnie Maes utilized a 12-year average life assumption for Ginnie Mae pools of 26-30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970s. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. THE ASSUMPTION IS NO LONGER AN ACCURATE MEASURE OF THE AVERAGE LIFE OF GINNIE MAES OR THEIR UNDERLYING SINGLE FAMILY MORTGAGE POOLS. RECENTLY IT HAS BEEN OBSERVED THAT MORTGAGES ISSUED AT HIGH INTEREST RATES HAVE EXPERIENCED ACCELERATED PREPAYMENT RATES WHICH WOULD INDICATE A SIGNIFICANTLY SHORTER AVERAGE LIFE THAN 12 YEARS. TODAY, RESEARCH ANALYSTS USE COMPLEX FORMULAE TO SCRUTINIZE THE PREPAYMENTS OF MORTGAGE POOLS IN AN ATTEMPT TO PREDICT MORE ACCURATELY THE AVERAGE LIFE OF GINNIE MAES. THE BASES FOR THE CALCULATION OF THE ESTIMATED AVERAGE LIFE OF THE SECURITIES IN THE TRUSTS AND OTHER RELATED MATTERS IS SET FORTH IN "THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST-WHAT ARE ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN?"

A number of factors, including homeowner's mobility, change in family size and mortgage market interest rates will affect the average life of the Ginnie Maes in a Portfolio. For example, Ginnie Maes issued during a period of high interest rates will be backed by a pool of mortgage loans bearing similarly high rates. In general, during a period of declining interest rates, new mortgage loans with interest rates lower than those charged during periods of high rates will become available. To the extent a homeowner has an outstanding mortgage with a high rate, he may refinance his mortgage at a lower interest rate or he may rapidly repay his old mortgage. Should this happen, a Ginnie Mae issued with a high interest rate may experience a rapid prepayment of principal as the underlying mortgage loans prepay in whole or in part. Accordingly, there can be no assurance that the prepayment levels which will be actually realized will conform to the estimates or experience of the FHA, other mortgage lenders, dealers or market makers or other Ginnie Mae investors. It is not possible to meaningfully predict prepayment levels regarding the Ginnie Maes in the Trusts. Even though the reinvestment of principal may mitigate the effects of prepayments of principal, the termination of the Trusts might be accelerated as a result of prepayments made as described herein.

In addition to prepayments which the Trustee is unable to reinvest, sales of Securities of the Trusts under certain permitted circumstances may result in an accelerated termination of a Trust. Also, it is possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce a Trust to a size resulting in such termination. Early termination of a Trust may have important consequences to the Unit holder, e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages. In addition, a capital gain or loss may result for tax purposes from termination of a Trust.

What is the Rating of the Units?

Standard & Poor's Managed Funds Ratings Group, a Division of The McGraw-Hill Companies ("Standard & Poor's") rated Units of each Trust "AAA" on the Initial Date of Deposit. Such rating, as issued by Standard & Poor's, will be in effect for a period of 13 months from the Initial Date of Deposit and will, unless renewed, terminate at the end of the period. This is the highest rating assigned by Standard & Poor's. See "Description of Standard & Poor's Rating." The obtaining of this rating by the Trusts should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trusts or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trusts or sales by the Trusts of Securities for less than the purchase price paid by the Trusts will reduce payment to Unit holders of the interest and principal required to be paid on such Securities. There is no guarantee that the "AAA" investment rating with respect to the Units will be maintained. Standard & Poor's will be compensated by the Sponsor for its services in rating Units of the Trusts.

What are Estimated Current Return and Estimated Long-Term Return?

Debt securities are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the price as computed to maturity of such debt security or to an earlier redemption date. Since Units of the Trusts are offered on a dollar price basis, the estimated rate of return on an investment in Units of the Trust is stated in terms of Estimated Current Return and Estimated Long-Term Return.

As of the date of Part One of this Prospectus, the Estimated Current Return and the Estimated Long-Term Return for a Trust is as set forth in the "Summary of Essential Information" in Part One of this Prospectus. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Rate per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Rate per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, reinvestment of principal, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Current Return does not take into account timing of distributions of income and other amounts (including delays in distribution to Unit Holders), and it only partially reflects the effects of premiums paid and discounts realized in the purchase price of Units.

Unlike Estimated Current Return, Estimated Long-Term Return is a measure of the estimated return to the investor earned over the estimated life of a Trust. The Estimated Long-Term Return represents an average of the yields to estimated average life of the Securities in the Trust and adjusted to reflect expenses and sales charges. The estimated long-term return figure is calculated using an estimated average life for the Securities and adjusting this figure upward for the reinvestment of principal. Estimated average life is an essential factor in the calculation of Estimated Long-Term Return. When a Trust has a shorter average life than is estimated, Estimated Long-Term Return will be higher if such Trust contains Securities priced at a discount and lower if the Securities are priced at a premium. Conversely, when a Trust has a longer average life than is estimated, Estimated Long-Term Return will be lower if the Securities are priced at a discount and higher if the Securities are priced at a premium. In order to calculate estimated average life, an estimated prepayment rate for the remaining term of the mortgage pool must be determined. Each of the primary market makers in GNMA securities has sophisticated computer models which are used to determine the estimated prepayment rate for GNMA securities. Each computer model takes into account a number of factors and assumptions including: actual prepayment data reported by GNMA for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on GNMA securities as a group, geographical factors and general economic trends. Because of differences in the weighting of such factors and assumptions such computer models maintained by the market makers in GNMA securities produce estimated prepayment rates which vary. In connection with the deposit of Securities in a Trust, the Sponsor, in determining an estimated prepayment rate, utilized information provided by a market maker in GNMA securities which it believed to be reliable. However, it is possible that another computer model might provide an estimated prepayment rate which would prove over the life of the Securities to be more accurate. Once an appropriate estimated prepayment rate is ascertained, an estimated average life is calculated and is adjusted upward for the reinvestment of principal. The estimated average life for each Trust is subject to change with alterations in the data used in any of the underlying assumptions and assumes that principal payments and prepayments will be reinvested into similar securities. The actual average lives of the Securities and the actual long term returns will be different from the estimated average lives and the estimated long term returns. In calculating Estimated Long-Term Return, the average yield for the Portfolio is derived by weighting each Security's yield by the market value of the Security and by the amount of time remaining to the estimated average life. Once the average yield on the Securities in a Trust is computed, this figure is then adjusted for estimated expenses and the effect of the maximum sales charge paid by investors. The Estimated Long-Term Return calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on Units and may, depending on maturities, over or understate the impact of sales charges. Both of these factors may result in a lower return.

Both Estimated Current Return and Estimated Long-Term Return are subject to fluctuation with changes in the compositions of the Portfolio of a Trust, principal payments and prepayments and changes in market value of the underlying Securities, reinvestment of principal payments and prepayments into additional Securities and changes in fees and expenses, including sales charges, and therefore can be materially different than the figures set forth in "Summary of Essential Information" in Part One of this Prospectus. In addition, return figures may not be directly comparable to yield figures used to measure other investments, and since return figures are based on certain assumptions and variables, the actual returns received by a Unit holder may be higher or lower. Estimated cash flows for the Trusts are available without charge from the Sponsor upon request.

Payments received in respect of the mortgages underlying the Ginnie Maes in the Trusts will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years most of each such payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase. However, by reason of optional prepayments, principal payments in the earlier years on the mortgages underlying the Ginnie Maes may be substantially in excess of those required by the amortization schedules of such mortgages. Therefore, in the absence of reinvestment, principal payments in later years would be substantially less since the aggregate unpaid principal balances of such underlying mortgages would have been greatly reduced. To the extent that the underlying mortgages bearing higher interest rates in the Trusts are prepaid faster than the other underlying mortgages, the Net Annual Interest Rate per Unit and the Estimated Returns on the Units with respect to the Trusts may decline whether or not the Trustee is able to reinvest principal. Monthly payments to the Unit holders will reflect all of the foregoing factors.

Record Dates for monthly distributions of interest are the first day of each month and the Distribution Dates for distributions will be on the last day of such month.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities in the Trusts is paid monthly to the Trusts. However, interest on the Securities in the Trusts is accounted for daily on an accrual basis. Because of this, the Trusts always have an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement. Unit holders will receive on the next distribution date of their respective Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the interest held in the Interest Account for distributions to Unit holders and since such Account is non-interest bearing to Unit holders, the Trustee benefits thereby. See "Public Offering-How Is the Public Offering Price Determined?" for information with respect to the uncertainty during certain periods of each month of the precise amount of accrued interest of the Ginnie Maes.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to the Trusts, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information" in Part One of this Prospectus, the Sponsor will not receive any fees in connection with its activities relating to the Trusts except that it may receive brokerage commissions in connection with the acquisition of

Securities by the Trustee with reinvested principal. It is currently contemplated that the Trustee will acquire such Securities in principal transactions directly from dealers and that no brokerage fees will be paid. Legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One of this Prospectus, for providing portfolio supervisory services for the Trusts. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include underwriters or dealers of the Trusts.

For purposes of evaluation of the Securities in the Trusts, the Evaluator will receive a fee as indicated in "Summary of Essential Information" in Part One of this Prospectus.

The Trustee pays certain expenses of the Trusts for which it is reimbursed by each respective Trust. The Trustee will receive for its ordinary recurring services to the Trusts an annual fee as indicated in "Summary of Essential Information" in Part One of this Prospectus. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The above-described fees are payable monthly on or before each Distribution Date from the Interest Account to the extent funds are available and then from the Principal Account. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trusts is expected to result from the use of these funds.

Each of the above-mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trusts, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

Certain or all of the expenses incurred in establishing certain of the Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee and any other out-of-pocket expenses, will be paid by such Trusts and charged off over a period not to exceed five years from the Initial Date of Deposit. The following additional charges are or may be incurred by the
Trusts: all expenses (including legal, annual auditing expenses and the costs of acquiring Securities with reinvested principal) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trusts; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trusts; all taxes and other government charges imposed upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trusts. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trusts. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts. Due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of each Trust shall be audited on an annual basis at the expense of the Trusts by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

What is the Tax Status of Unit Holders?

Each Trust, which is an association taxable as a corporation under the Internal Revenue Code, intends to qualify on a continuing basis for special federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Trust so qualifies and timely distributes to Unit holders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unit holders. In addition, to the extent a Trust distributes to Unit holders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Each Trust intends to timely distribute its taxable income (including any net capital gains) to avoid the imposition of Federal income tax or the excise tax.

Each Trust intends to file its Federal income tax returns on a calendar year basis. In any taxable year of a Trust, the distributions of a Trust's income, other than distributions which are designated as capital gain dividends, will, to the extent of the earnings and profits of such series, constitute dividends for Federal income tax purposes which are taxable as ordinary income to the Unit holders. To the extent that distributions to a Unit holder in any year exceed a Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unit holder's basis in his Units, and to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. Distributions from a Trust will not be eligible for the 70% dividends received deduction for corporations. Although distributions generally will be treated as distributed when paid, distributions declared in October, November or December, payable to Unit holders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by a Trust (and received by the Unit holders) on December 31 of the year such distributions are declared.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Trust as long as the Units of the Trust are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units of a Trust are held by fewer than 500 persons, additional taxable income will be realized by the individual and Unit holders in excess of the distributions received from such Trust.

Distributions of a Trust's net capital gain which the Trust designates as capital gain dividends will be taxable to Unit holders as long-term capital gains, regardless of the length of time the Units have been held by a Unit holder. However, if a Unit holder receives a long-term capital gain dividend (or is allocated a portion of their Trust's undistributed long-term capital gain) and sells his Units at a loss prior to holding them for 6 months, such loss will be recharacterized as long-term capital loss to the extent of such long-term capital gain received as a dividend or allocated to a Unit holder. Distributions in partial liquidation, reflecting the proceeds of prepayments, redemptions, maturities (including monthly mortgage payments of principal) or sales of Securities (exclusive of net capital gain) will not be taxable to Unit holders of a Trust to the extent that they represent a return of capital for tax purposes. The portion of distributions which represents a return of capital will, however, reduce a Unit holder's basis in his Units, and to the extent they exceed the basis of his Units will be taxable as a capital gain. A Unit holder may recognize a taxable gain or loss when his Units are sold or redeemed. Such gain or loss will generally constitute either a long-term or short-term capital gain or loss depending upon the length of time the Unit holder has held his Units. Any loss of Units held six months or less will be treated as long-term capital loss to the extent of any long-term capital gains dividends received (or deemed to have been received) by the Unit holder with respect to the Units. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

The Taxpayer Relief Act of 1997 includes other provisions that treat certain other transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisers with regard to any such constructive sales rules.

In addition, it should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If a Ginnie Mae has been purchased by a Trust at a market discount (i.e., for a purchase price less than its stated redemption price at maturity (or, if issued with original issue discount, its "revised issue price")), unless the amount of market discount is "de minimis" as specified in the Code, each payment of principal on the Ginnie Mae will generally constitute ordinary income to the Trust to the extent of any accrued market discount unless the Trust elects to include the accrued market discount in taxable income as it accrues. In the case of a Ginnie Mae, the amount of market discount that is deemed to accrue each month shall generally be the amount of discount that bears the same ratio to the total amount of remaining market discount that the amount of interest paid during the accrual period (each month) bears to the total amount of interest remaining to be paid on the Ginnie Mae as of the beginning of the accrual period.

Each Unit holder of the Trusts shall receive an annual statement describing the tax status of the distributions paid by the Trusts.

Investment in the Trusts may be particularly well suited for purchase by funds and accounts of individual investors that are exempt from Federal income taxes such as Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. (See "Are
Investments in the Trusts Eligible for Retirement Plans?")

Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trusts to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding.

The foregoing discussion relates only to the Federal income tax status of the Trusts and to the tax treatment of distributions by the Trusts to United States Unit holders.

A Unit holder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Trusts which constitute dividends for Federal income tax purposes (other than dividends which the Trusts designate as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trusts that are designated by the Trusts as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units. Units in the Trusts and Trust distributions may also be subject to state and local taxation and Unit holders should consult their tax advisers in this regard.

Distributions reinvested into additional Units of the Trusts will be taxed to a Unit holder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).

Are Investments in the Trusts Eligible for Retirement Plans?

The Trusts are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

How Can Distributions to Unit Holders be Reinvested?

The Sponsor has entered into an arrangement with Oppenheimer Funds, Inc. which permits Unit holders of the Trusts to elect to have each distribution of interest income or principal (to the extent not reinvested in additional securities), or both, on their Units automatically reinvested in shares of any open-end fund offered by OppenheimerFunds. In addition, Unit holders of the Trusts may elect to have each distribution of interest income or principal, or both, on their Units automatically reinvested into any other established account designated by the Unit holder (collectively, the "Reinvestment Option"). Oppenheimer Funds, Inc. is the investment adviser of OppenheimerFunds, which includes Oppenheimer Government Securities Fund, a fund with similar objectives to the Trusts. Oppenheimer Government Securities Fund is an open-end, diversified management investment company. Oppenheimer Government Securities Fund seeks a high current return and safety of principal by investing principally in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including GNMA mortgage-backed securities, as is considered consistent with the preservation of capital and maintenance of liquidity. The objectives and policies of Oppenheimer Government Securities Fund are presented in more detail in the prospectus pertaining to such Fund.

Each person who purchases Units of a Trust may elect to become a participant in the Reinvestment Option with respect to any open-end fund offered by OppenheimerFunds. After electing participation, each distribution of interest income or principal, or both, on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of any open-end fund offered by OppenheimerFunds without a sales charge and with no minimum initial and subsequent investment requirements.

The transfer agent for the selected open-end fund offered by OppenheimerFunds will mail to each participant in the Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from The First Trust GNMA Reinvestment Income Trust and the purchase of shares (or fractions thereof) of such open-end fund offered by OppenheimerFunds.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Funds, Inc. all have the right to terminate the Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Reinvestment Option they are still treated as distributions for income tax purposes.

Unit holders of a Trust participating in IRAs, Keogh Plans, pension funds and other tax-deferred retirement plans may find it highly advantageous to participate in the Reinvestment Option in order to keep the monies in the account fully invested at all times. Should such option be selected, an account with an identical registration to that established at the time the Units of a Trust are purchased will be set up as selected by the investor. Investors should consult with their plan custodian as to the appropriate disposition of distributions. Unless participants in IRAs, Keogh Plans and other tax-deferred retirement plans elect the Reinvestment Option, cash distributions will be sent to the custodian of the retirement plan and will not be sent to the investor. See "Are Investments in the Trusts Eligible for Retirement Plans?"

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the Evaluator's determination of the aggregate bid price of the Securities in a Trust, including any money in the Principal Account other than money required to redeem tendered Units, and includes a sales charge as indicated in Part One for each Trust. Also added to the Public Offering Price is a proportionate share of interest accrued but unpaid on the Securities to the date of settlement of Units (see "The First Trust GNMA Reinvestment Income Trust-How is Accrued Interest Treated?").

Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor, dealers and their affiliates providing services to the Sponsor can purchase Units of the Trusts at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents.

Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

Any such reduced sales charge shall be the responsibility of the selling broker/dealers, banks or others. This reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one broker/dealer, bank or other. For purposes of calculating the applicable sales charge, purchases of Units in a Trust will not be aggregated with any other purchases by the same person of units in any series of tax-exempt or other unit investment trusts sponsored by Nike Securities L.P. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed for the purposes of calculating the applicable sales charge to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust or single fiduciary account.

The aggregate price of the Securities in a Trust is determined by Securities Evaluation Service, Inc. acting as evaluator (the "Evaluator") on the basis of bid prices (1) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in Securities comparable to those held by a Trust; (2) if such prices are not available for any of the Securities, on the basis of current market prices for comparable securities; (3) by determining the value of the Securities by appraisal; or (4) by any combination of the above.

There is a period of a few days (usually about five business days), beginning on the first day of each month, during which the total amount of payments (including prepayments, if any) of principal for the preceding month of the various mortgages underlying each of the Ginnie Maes in a Trust will not yet have been reported by the issuer to GNMA and made generally available to the public. During this period, the precise principal amount of the underlying mortgages remaining outstanding for each Ginnie Mae in a Trust, and therefore the precise principal amount of such Security, will not be known, although the precise principal amount outstanding for the preceding month will be known. Therefore, the precise amount of principal to be acquired by the Trustee as a holder of such Securities which will be reinvested into comparable securities will not be known. The Sponsor does not expect that the amounts of such prepayments and the differences in such principal amounts from month to month will be material in relation to a Trust due to the number of mortgages underlying each Ginnie Mae and the number of such Securities in a Trust. However, there can be no assurance that they will not be material. For purposes of the determination by the Evaluator of the bid prices of the Ginnie Maes in a Trust and for purposes of calculations of accrued interest on the Units, during the period in each month prior to the time when the precise amounts of principal of the Ginnie Maes for the month become publicly available, the Evaluator will base its evaluations and calculations, which are the basis for calculations of the Public Offering Price, the Sponsor's Repurchase Price and the Redemption Price per Unit, upon the average monthly principal distribution for the preceding twelve month period. The Sponsor expects that the differences in such principal amounts from month to month will not be material to a Trust. Nevertheless, the Sponsor will adopt procedures as to pricing and evaluation for the Units of a Trust, with such modifications, if any, deemed necessary by the Sponsor for the protection of Unit holders, designed to minimize the impact of such differences upon the calculation of the accrued interest on the Units, the Public Offering Price per Unit, the Sponsor's Repurchase Price per Unit in the secondary market and the Redemption Price per Unit.

The Evaluator will be requested to make a determination of the aggregate price of the Securities in each Trust on a bid price basis, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination. No evaluation will be made, however, on any day on which the Ginnie Mae securities markets are not generally open for business.

The Public Offering Price will be equal to the bid price per Unit of the Securities in a Trust plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. Initial transaction statements for Units held in uncertificated form representing Units so ordered will be issued to the registered owner of such Units within two business days of the issuance of such Units. See "Rights of Unit Holder-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market (see "Will There be a Secondary Market?") may be offered by this Prospectus at the secondary market public offering price determined in the manner described above.

It is the intention of the Sponsor to qualify Units for sale in a number of states. For secondary market sales, the party making the sale will receive a concession of 2.75% of the Public Offering Price for Series 68 and 71 and 3.0% of the Public Offering Price for Series 72, 73, 74 and
75. The Sponsor reserves the right to change the amount of the concession to broker/dealers, banks or others from time to time. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence.

From time to time the Sponsor may implement programs under which broker/dealers, banks or others of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of broker/dealers, banks or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealers or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying broker/dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of estimated current returns and estimated long-term returns with the returns on various investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified periods on other similar trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on a total return basis to data obtained from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

What are the Profits of the Sponsor?

In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Securities in the Trust) and the price at which Units are resold (which price is also based on the bid prices of the Securities in such Trust and includes a sales charge as indicated in Part One for each Trust) or redeemed (based on the bid prices of the Securities in the Trust). The public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Securities in the Trusts plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of a Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issues and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims;

and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

The terms of the Ginnie Maes provide for payment to the holders thereof (including the Trusts) on the fifteenth day of each month of amounts collected by or due to the issuers thereof with respect to the underlying mortgages during the preceding month, except for the first payment, which is not due until 45 days after the initial issue date of each Ginnie Mae. Interest from the Trusts, including moneys representing penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities will be distributed on or shortly after the last day of each month on a pro rata basis to Unit holders of record as of the preceding Record Date. All distributions will be net of applicable expenses.

During the Reinvestment Period, the pro rata share of cash in the Principal Account which has not been reinvested or committed for reinvestment will also be computed as of the first day of June and December and distributions to the Unit holders as of such Record Date will be made on June 30 and December 31. After the Reinvestment Period, the pro rata share of cash in the Principal Account will also be computed as of the first day of each month and distributions to the Unit holders as of such Record Date will be made on the last day of such month. Proceeds from the disposition of any of the Securities or amounts representing principal on the Securities received after such Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per 100 Units.

The Trustee will credit to the Interest Account all interest received by a Trust, including moneys representing penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities and that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the assets of a Trust until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

Record Dates for monthly distributions will be the first day of each month. Distributions will be made on the last day of such month. Distributions for an IRA, Keogh, pension fund or other tax-deferred retirement plan will not be sent to the individual Unit holder; these distributions will go directly to the custodian of the plan to avoid the penalties associated with premature withdrawals from such accounts.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement as to (1) the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities, penalties for the failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities), deductions for payment of applicable taxes and for fees and expenses of a Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share per Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the amount of principal on Securities, and the net proceeds received therefrom (excluding any portion representing interest), deduction for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount per Unit; (3) the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) the dollar amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated; and
(6) such other information as the Trustee may deem appropriate. Unit holders of Units in uncertificated form shall receive no less frequently than once each year a dated written statement containing the name, address and taxpayer identification number, if any, of the registered owner, the number of Units registered in the name of the registered owner on the date of the statement and certain other information, that will be provided as required under applicable law.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or, in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be canceled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account.

The Redemption Price per Unit (as well as the Public Offering Price) will be determined on the basis of the bid price of the Securities in a Trust, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Securities in a Trust based on the bid prices of the Securities and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of a Trust and (b) the accrued expenses of a Trust. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices of the Securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) on the basis of bid prices for securities comparable to any securities for which bid prices are not available, (3) by determining the value of the Securities by appraisal, or (4) by any combination of the above. See "Public Offering-How is the Public Offering Price Determined?" for information with respect to the uncertainty during certain periods of each month of the precise amount of principal and accrued interest of the Ginnie Maes.

The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Ginnie Maes are sold in minimum face amounts which range from $25,000 to $100,000. Due to the minimum principal amount in which Ginnie Maes may be required to be sold, the proceeds of such sales may exceed the amount necessary for payment of Units redeemed. Such excess proceeds will be placed in the Principal Account and eligible for reinvestment or for distribution pro rata to all remaining Unit holders of record.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practical, or for such other periods as the Securities and Exchange Commission may by order permit.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from a Trust?

The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Securities in the event certain events occur that adversely affect the value of Securities including default in payment of interest or principal, default in payment of interest or principal of other obligations guaranteed or backed by the full faith and credit of the United States of America, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors.

If any default in the payment of principal or interest on any Security occurs and if the Sponsor fails to instruct the Trustee to sell or to hold such Security within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

The Trustee is also empowered to sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Securities in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. Except as stated under "What is the First Trust GNMA Reinvestment Income Trust?", the acquisition by a Trust of any securities other than the Securities initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA Reinvestment Income Trust, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, and The Advantage Growth and

Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $27 billion in First
Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number 630-241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited). This paragraph relates only to the Sponsor and not to the Trusts or to any series thereof or to any other dealers. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust offices at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Fund may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Series of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of Replacement Securities for Failed Securities or the purchase of additional Securities pursuant to the Indenture. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Each Trust may be liquidated at any time by consent of 100% of the Unit holders or by the Trustee when the principal amount of the Securities owned by the respective Trust as shown by any evaluation, is less than the lower of $2,000,000 or 40% of the total principal amount of the Securities initially deposited in such Trust, or in the event that Units not yet sold aggregating more than 60% of the Units initially deposited are tendered for redemption by the dealers or others, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units by the dealers or others, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Indenture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the date specified in "Summary of Essential Information" in Part One of this Prospectus. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Units, his pro rata share of the balances remaining in the Interest and Principal Accounts, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby will be passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, will act as counsel for the Trustee.

Experts

The financial statements, including the Portfolio, of each Trust appearing in Part One of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere therein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                DESCRIPTION OF STANDARD & POOR'S RATING*

A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as "units" and "trust") is a current assessment of creditworthiness with respect to the investments held by such trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which trust expenses or portfolio asset sales for less than the trust's purchase price will reduce payment to the Unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor.

Trusts rated "AAA" are composed exclusively of assets that are rated "AAA" by Standard & Poor's or, have, in the opinion of Standard & Poor's, credit characteristics comparable to assets rated "AAA," or certain short-term investments. Standard & Poor's defines its "AAA" rating for such assets as the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is very strong.
___________
*As described by Standard & Poor's.

CONTENTS:

The First Trust GNMA Reinvestment Income Trust:
   What is the First Trust GNMA Reinvestment
       Income Trust?                                      3
          Risk Factors                                    4
   What is the Rating of the Units?                       7
   What are Estimated Current Return and
      Estimated Long-Term Return?                         8
   How is Accrued Interest Treated?                       9
   What are the Expenses and Charges?                     9
   What is the Tax Status of Unit Holders?               11
   Are Investments in the Trusts
      Eligible for Retirement Plans?                     13
   How Can Distributions to Unit Holders be
      Reinvested?                                        13
Public Offering:
   How is the Public Offering Price Determined?          14
   How are Units Distributed?                            15
   What are the Profits of the Sponsor?                  16
   Will There be a Secondary Market?                     16
Rights of Unit Holders:
   How is Evidence of Ownership Issued and
       Transferred?                                      16
   How are Interest and Principal Distributed?           17
   What Reports Will Unit Holders Receive?               17
   How May Units be Redeemed?                            18
   How May Units be Purchased by the Sponsor?            19
   How May Securities be Removed from a Trust?           19
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                   19
   Who is the Trustee?                                   20
   Limitations on Liabilities of Sponsor and Trustee     20
   Who is the Evaluator?                                 21
Other Information:
   How May the Indenture be Amended or
      Terminated?                                        21
   Legal Opinions                                        21
   Experts                                               22
Description of Standard & Poor's Rating                  23

                             _______________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

                    FIRST TRUST(registered trademark)
                                  GNMA

                        REINVESTMENT INCOME TRUST

                               PROSPECTUS
                                PART TWO
                             APRIL 28, 2000

                   First Trust (registered trademark)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                       The Chase Manhattan Bank

                     4 New York Plaza, 6th floor
                    New York, New York 10004-2413
                             1-800-682-7520

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors


                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust GNMA Series 71, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on April 28, 2000.

                              THE FIRST TRUST GNMA SERIES 71
                                           (Registrant)
                              ByNIKE SECURITIES L.P.
                                           (Depositor)


                              ByRobert M. Porcellino
                         Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                     Title                    Date

David J. Allen        Sole Director of    )
                      Nike Securities     )
                        Corporation,      )
                    the General Partner   )     April 28, 2000
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
                                          )   Attorney-in-Fact

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 2000 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust GNMA dated April 26, 2000.



                                        ERNST & YOUNG LLP





Chicago, Illinois
April 25, 2000